                                                                    EXHIBIT 99.1

                       CENTERPOINT ENERGY RESOURCES CORP.

                             LETTER OF TRANSMITTAL

                                      FOR

                           TENDER OF ALL OUTSTANDING

           7.875% SENIOR NOTES DUE 2013,                       5.95% SENIOR NOTES DUE 2014,
                     SERIES A                                            SERIES A
            IN EXCHANGE FOR REGISTERED                          IN EXCHANGE FOR REGISTERED
           7.875% SENIOR NOTES DUE 2013,                       5.95% SENIOR NOTES DUE 2014,
                     SERIES B                                            SERIES B

THE EXCHANGE OFFER FOR EACH SERIES OF OLD NOTES WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON           , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
OLD NOTES OF A SERIES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR THAT SERIES.

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                              JPMORGAN CHASE BANK

                   For delivery by hand or overnight courier:

                              JPMorgan Chase Bank
                          2001 Bryan Street, 9th Floor
                        Registered Bond Processing Dept.
                                Dallas, TX 75201

        For delivery by mail (registered or certified mail recommended):

                              JPMorgan Chase Bank
                                 P.O. Box 2320
                  Attention: Registered Bond Processing Dept.
                             Dallas, TX 75221-2320

            By facsimile transmission (eligible institutions only):

                                 (214) 468-6494
                             Attention: Frank Ivins

                             Confirm by telephone:

                                 (800) 275-2048

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SHOWN ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the prospectus
dated           , 2003 (the "Prospectus") of CenterPoint Energy Resources Corp.
(the "Company") and this Letter of Transmittal. These two documents together constitute the Company's offer to exchange its 7.875% Senior Notes due 2013, Series B and 5.95% Senior Notes due 2014, Series B (collectively, the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for like principal amounts of the Company's issued and outstanding 7.875% Senior Notes due 2013, Series A and 5.95% Senior Notes due 2014, Series A (collectively, the "Old Notes"), respectively, which offer consists of separate, independent offers to exchange the New Notes of each series for Old Notes of that series (each, an "Exchange Offer," and sometimes collectively, the "Exchange Offer"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

     The Exchange Offer for Old Notes of each series is not conditioned upon any minimum aggregate principal amount of Old Notes of that series being tendered for exchange or upon the consummation of the Exchange Offer for Old Notes of any other series.

     The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for any series of Old Notes is open, at its discretion, in which event the term "Expiration Date" with respect to such series shall mean the latest date to which such Exchange Offer is extended. The Company reserves the right to extend such period for each series of Old Notes independently. The Company shall notify JPMorgan Chase Bank (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a holder of Old Notes of a series if:

     - certificates of Old Notes of such series are to be forwarded herewith; or

     - delivery of Old Notes of such series is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for
       Tendering -- Book-Entry Transfer" and an "agent's message" is not delivered as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Tendering Through DTC's Automated Tender Offer Program."

     Tenders by book-entry transfer may also be made by delivering an agent's message pursuant to DTC's Automated Tender Offer Program ("ATOP") in lieu of this Letter of Transmittal. Holders of Old Notes of a series whose Old Notes are not immediately available, or who are unable to deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC's ATOP on or prior to the Expiration Date for the Exchange Offer for that series, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the Exchange Offer for Old Notes of a series means any person in whose name such Old Notes are registered on the books of the security registrar for such series of Old Notes, any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof pursuant to DTC's ATOP).

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes of each series tendered under this Letter of Transmittal. If the space below is inadequate, list the title of the series, the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

----------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTES (Please fill in, if blank)
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                 OLD NOTE(S) TENDERED
----------------------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE PRINCIPAL       PRINCIPAL
                                                             REGISTERED       AMOUNT REPRESENTED          AMOUNT
                    TITLE OF SERIES                          NUMBER(S)*         BY OLD NOTE(S)          TENDERED**
----------------------------------------------------------------------------------------------------------------------
                                                           ---------------------------------------------------------

7.875% Senior Notes due 2013, Series A                     ---------------------------------------------------------

                                                           ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                           ---------------------------------------------------------

5.95% Senior Notes due 2014, Series A                      ---------------------------------------------------------

                                                           ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.
----------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Tendering
    Institution:
                ----------------------------------------------------------------

    DTC Account
    Number(s):
              ------------------------------------------------------------------

    Transaction Code
    Number(s):
              ------------------------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s)
    of Old Notes:
                 ---------------------------------------------------------------

    Date of Execution of Notice of
    Guaranteed Delivery:
                        --------------------------------------------------------

    Window Ticket Number
    (if available):
                   -------------------------------------------------------------

    Name of Eligible Institution that
    Guaranteed Delivery:
                       ---------------------------------------------------------

    DTC Account Number(s) (if delivered
    by book-entry transfer):
                            ----------------------------------------------------

    Transaction Code Number (if delivered
    by book-entry transfer):
                            ----------------------------------------------------

    Name of Tendering Institution (if
    delivered by book-entry transfer):
                                      ------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH
    TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes of any series tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to:

     - deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity; and

     - present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company as contemplated herein.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc.(available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the New Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale or resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such New Notes are acquired in the ordinary course of such holders' business and that such holders are not engaged in, do not intend to engage or participate in, and have no arrangement or understanding with any person to engage or participate in, a distribution of such New Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other interpretations to other entities.

     The undersigned hereby further represents to the Company that:

     - any New Notes to be received are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned;

     - neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Old Notes or the New Notes; and

     - neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage or participate in, a distribution of New Notes. If the undersigned is a broker-dealer, the undersigned represents that it is not tendering Old Notes acquired directly from us or one of our affiliates. If the undersigned is a broker-dealer, the undersigned represents that it will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

     The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

     - the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K; and

     - failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

     For purposes of an Exchange Offer for Old Notes of a series, the Company shall be deemed to have accepted for exchange validly tendered Old Notes of such series when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Withdrawal of Tenders."

     The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue New Notes and/or Old Notes to:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                             (Please Type or Print)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below:


--------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver New Notes and/or Old Notes to:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                             (Please Type or Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
             (SIGNATURE(S) OF REGISTERED HOLDER(S) OF OLD NOTES)

Dated
      ---------------------------

(The above lines must be signed by the registered holder(s) of Old Notes as your/their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                 -----------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------


                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an Eligible Guarantor Institution.

Signature(s) Guaranteed by an
Eligible Guarantor Institution:
                               -------------------------------------------------
                                          (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
      ----------------------------------

--------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes or Agent's Message and Book-Entry Confirmations. All physically delivered Old Notes of a series or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Old Notes of a series tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's ATOP), and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer for such series, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the applicable Expiration Date or
(c) who are unable to comply with the applicable procedures under DTC's ATOP prior to the applicable Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:

     - such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

     - prior to the applicable Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, overnight or hand delivery) or a properly transmitted agent's message and Notice of Guaranteed Delivery setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this Letter of Transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     - this Letter of Transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Old Notes in proper form for transfer (or Book-entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     3. Tender by Holder. Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be returned to the holder as promptly as practicable after the Old Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of the Old Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program (an "Eligible Guarantor Institution").

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OLD NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OLD NOTES) AND THE NEW NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT DTC) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (II) SUCH OLD NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

     7. Transfer Taxes. The Company will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding, currently at a rate of 28%, on interest payments on the New Notes.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Letter of Transmittal (the "Guidelines") for information on which TIN to report.

     If such holder does not have a TIN, such holder should consult the Guidelines concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

     Certain holders are not subject to the backup withholding and reporting requirements. These holders, which we refer to as exempt holders, include certain foreign persons (other than U.S. resident aliens) and persons listed in the Guidelines as payees exempt from backup withholding. Exempt holders (other than certain foreign persons) should indicate their exempt status on Substitute Form W-9. A foreign person (other than a U.S. resident alien) may qualify as an exempt holder by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. A disregarded domestic entity that has a foreign owner should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9. An Internal Revenue Service Form W-8BEN may be obtained from the Exchange Agent.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which might, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE APPLICABLE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------------------

        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
                            AT RIGHT (OR COMPLETE PART 3) AND CERTIFY BY    ---------------------------------
         FORM W-9           SIGNING AND DATING BELOW                              Social Security Number

                                                                                          or

                                                                            ---------------------------------
                                                                                    Employer ID Number

--------------------------------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY  PART 2 -- CERTIFICATION -- Under penalties of   PART 3 --
 INTERNAL REVENUE SERVICE   perjury, I certify that:
                                                                            Awaiting TIN [ ]

                            (1)  The number shown on this form is my        Please complete the Certificate of
                                 correct Taxpayer Identification Number     Awaiting Taxpayer Identification
   PAYOR'S REQUEST FOR           (or I have checked the box in part 3 and   Number below.
 TAXPAYER IDENTIFICATION         executed the certificate of Awaiting
       NUMBER (TIN)              Taxpayer Identification Number below),
                                 and

                            (2)  I am not subject to backup withholding
--------------------------       because (a) I am exempt from backup
NAME                             withholding, or (b) I have not been
                                 notified by the Internal Revenue Service
--------------------------       ("IRS") that I am subject to backup
ADDRESS (NUMBER AND              withholding as a result of failure to
STREET)                          report all interest or dividends, or (c)
                                 the IRS has notified me that I am no
                                 longer subject to backup withholding, and
--------------------------
CITY, STATE AND ZIP CODE    (3)  I am a U.S. person (including a U.S.
                                 resident alien).

                            Signature
                                     -------------------------------------

                            Date
                                ------------------------------------------

                            ----------------------------------------------------------------------------------

                            CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

--------------------------------------------------------------------------------------------------------------

   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
         OF A PORTION (CURRENTLY 28%) OF ANY PAYMENTS MADE TO YOU WITH
                           RESPECT TO THE NEW NOTES.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                       PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion (currently 28%) of all reportable payments made to me thereafter will be withheld until I provide a number.

----------------------------------------    ------------------------------------
              Signature                                    Date

--------------------------------------------------------------------------------